UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2025

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 26, 2025, Healthcare Triangle, Inc. (the “Company”) received written notice (the “Bid Price Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days prior to the date of the Bid Price Notice, the closing bid price of the Company’s common stock was less than the $1.00 per share minimum bid price required for continued listing on The Nasdaq Capital Market, as required by Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Staff has provided the Company with 180 calendar days, or until August 25, 2025, to regain compliance with the Bid Price Rule. We can regain compliance with the $1.00 minimum bid listing requirement if the closing bid price of our common stock is at least $1.00 per share for a minimum of ten (10) consecutive business days during the 180-day compliance period.

The Bid Price Notice also stated that if the Company does not regain compliance by August 25, 2025, an additional 180 days may be granted to regain compliance, so long as the Company meets The Nasdaq Capital Market continued listing requirement for market value of publicly held shares and all other initial listing standards (except for the bid price requirement) and notifies Nasdaq in writing of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. The Company will continue to monitor the closing bid price of its common stock and will, if necessary, implement a reverse stock split of its outstanding securities, to regain compliance with the Minimum Bid Price Requirement. The Bid Price Notice has no immediate effect on the listing of the Company’s securities on The Nasdaq Capital Market, and the Company’s common stock continues to trade under the symbol “HCTI.”

Further, as previously disclosed, on March 20, 2024, the Staff notified the Company that it did not comply with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in Nasdaq Listing Rule 5550(b)(1) (the “SH Rule”). On September 3, 2024, the Company received a delist determination letter from the Staff advising the Company that the Staff had determined that the Company did not meet the terms of the extension, and unless the Company requested an appeal of the Staff’s determination, trading of the Company’s common stock will be suspended at the opening of business on September 12, 2024. Pursuant to this, the Company requested a hearing on this matter, which was held on October 24, 2024. A hearing on this matter was held on October 24, 2024, and on November 4, 2024, and December 23, 2024, the Company received letters from the Nasdaq Hearings Panel (the “Panel”) stating that the Panel has determined to grant the request of the Company to continue its listing on the Nasdaq Stock Market subject to certain conditions enumerated therein.

Additionally, as previously disclosed, on January 14, 2025, we received  a letter from Nasdaq indicating that we were not in compliance with Nasdaq Listing Rules since we have not yet held an annual meeting of shareholders within twelve months of the Company’s fiscal year end and since the Nasdaq Hearings panel is currently considering the Company’s continued listing based on another compliance matter(s), the Panel will include the Company’s annual meeting non-compliance as an additional basis for delisting. The Company has currently scheduled for its 2024 Annual Meeting of Stockholders to be held on March 28, 2025, and will provide stockholders of record with proxy materials in advance of the Meeting.

2024 Annual Meeting

On February 25, 2025, the Board of Directors (the “Board”) of the Company determined that the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) will be held on March 28, 2025, subject to extension for any comments the Company may receive on the Annual Meeting Proxy. The time and location of the 2024 Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Commission (the “Annual Meeting Proxy”).

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company’s Bylaws (the “Bylaws”) must be delivered to, or mailed to and received at, the Company’s principal executive offices at Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attention: Corporate Secretary, on or before the close of business on March 5, 2025, which date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2024 Annual Meeting. Additionally, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2024 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on March 5, 2025.

In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must also comply with all applicable Commission rules, including Rule 14a-8, Delaware law and the Company’s Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the 2024 Annual Meeting.

Forward Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of current or historical fact contained in this Current Report, including statements regarding the Company’s expected timeline for compliance with the Nasdaq’s Corporate Governance Rules, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements on the current expectations about future events held by management. While the Company believes these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual future results may differ materially from those discussed here for various reasons. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: February 26, 2025	By:	/s/ Thyagarajan Ramachandran
	Name:	Thyagarajan Ramachandran
	Title:	Chief Financial Officer

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